                                                                   Exhibit 10.69

                       FIFTH AMENDMENT OF LEASE AGREEMENT

STATE OF TEXAS                                ss.

COUNTY OF HARRIS                              ss.

     This Fifth Amendment to Lease Agreement ("Fifth Amendment") is made and entered into effective as of May 23, 2002 by and between 600 C.C. Business Park Ltd. ("Landlord") and Industrial Data Systems, Inc. ("Tenant").

                                    Recitals

     A. WHEREAS, 600 C.C. Business Park Ltd. as "Landlord" and Industrial Data Systems, Inc. `Tenant" entered into that certain Lease Agreement dated January 16,1991, ("Original Lease") and a First Amendment to the Lease was dated December 7, 1993, and a Second Amendment to the Lease was dated December 29, 1994, and a Third Amendment to the Lease dated August 8, 1995, and a Fourth Amendment to the Lease dated August 30, 1998 for the ("Leased Premises") consisting of 20,525 square feel of leasable area in Landlord's Century Center Business Park, known as Suite C-140 located at 600 Century Park Drive, Houston, Texas 77073. Tenant has accepted and occupies the lease premises under the terms and conditions stated in the Lease Agreement;

     B. WHEREAS Tenant and Landlord hereby agree that no other document has been executed or exchanged between the parties hereto other that the original Lease Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment to the Lease specified above and that there are no side letters or any oral agreements between the parties and;

     C. WHEREAS, Tenant and Landlord agree this Lease Amendment shall come into full force and effect on May 1,2002.

     D. WHEREAS, Landlord and Tenant desire to modify the Lease so as to modify certain terms and provisions outlined in the original Lease, and;

     E. WHEREAS, Landlord and Tenant agree that all defined terms used in this Fifth Amendment of Lease Agreement shall have the same meaning assigned to them in the original Lease and subsequent Amendments, unless the context herein expressly provides otherwise.

          NOW, THEREFORE, for one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby as follows:

     1. Extension of Lease Term: Landlord and Tenant hereby agree to extend the Lease Term for an additional thirty-six months (36) from September 1, 2002 to August 31, 2005, thereby making the expiration date of the Lease August 31, 2005 unless extended and/or sooner terminated pursuant to any provision of the Lease.

                                                                   Exhibit 10.69


Industrial Data Systems, Inc.      Fifth Amendment of Lease Agreement
Century Center:         600 Century Plaza Drive, Suite A 140

     2. Base Rental Rate: Landlord and Tenant agree the base rental shall remain as scheduled in Fourth Amendment of Lease Agreement through August 31, 2002. Thereafter, the monthly base rental shall be modified to allow for the following base rental rates: Rental rate for 20,525 sf.
          September 1, 2002--August 31,2003 @$.545 per sf. $11,186.13
          September 1, 2003--August 31,2005 @$.565 per sf. $11,596.63

     3. Security Deposit: Tenant and Landlord acknowledge a security deposit of $1,800.00 is on deposit with the Landlord.

     4. Condition of Premises: Tenant agrees to take the current lease premises of 20,525 sq. ft. in an "as is" "where as" condition subject to the Landlord' s carpet and paint allowance which shall be installed in the premises as the Tenant sees fit.

     3. Landlord's Carpet and Paint Improvement Allowance: Landlord will pay for carpet and paint installed in the premises in an amount not to exceed Twelve Thousand Dollars ($12,000.00).

     6.   Common Area Maintenance, Taxes, Insurance (Operating Expenses):
          Landlord and Tenant agree that all Operating Expense shall be included in the base rental rate. Tenant will have no exposure to any increase in the Operating Expenses through the expiration of the lease term, August 31, 2005.

     All other terms and provisions of the original lease, which are applicable, shall remain as specified in these agreements.

     IN WITNESS WHEREOF, the parties have executed this Fifth Amendment of Lease as of this 23rd day of May 2002.

TENANT:                                         LANDLORD:
INDUSTRIAL DATA SYSTEMS, INC                    600 C.C. BUSINESS PARK LTD.

BY: /s/ William A. Coskey                       BY: /s/ John W. Costello
Name: William Coskey                            Name: John W. Costello
TITLE: President                                TITLE: General Partner
DATE:  5/8/02                                   DATE:  5/23/02


                                        2